THE ADVISORS’ INNER CIRCLE FUND III	ADVOCATE RISING RATE HEDGE ETF DECEMBER 31, 2021 (Unaudited)

SCHEDULE OF INVESTMENTS MUTUAL FUND — 25.0%	Shares	Value

Financial Select Sector SPDR Fund
(Cost $4,667,083)	116,868	$4,563,695

TOTAL INVESTMENTS — 25.0%
(Cost $4,667,083)		$4,563,695

Percentages are based on Net Assets of $18,288,787.

The open futures contracts held by the Fund at December 31, 2021, are as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Canadian Dollars	24	Mar-2022	$1,874,699	$1,897,200	$22,501
U.S. 2-Year Treasury Note	1,361	Apr-2022	297,205,653	296,931,922	(273,731)

			299,080,352	298,829,122	(251,230)

Short Contracts
Japanese Yen	(212)	Mar-2022	$(23,292,196)	$(23,049,700)	$242,496
U.S. 5-Year Treasury Note	(340)	Apr-2022	(40,978,748)	(41,132,031)	(153,283)
Ultra 10-Year U.S. Treasury Note	(335)	Mar-2022	(48,315,662)	(49,056,563)	(740,901)

			(112,586,606)	(113,238,294)	(651,688)

			$186,493,746	$185,590,828	$(902,918)

SPDR—Standard & Poor’s Depository Receipt

As of December 31, 2021, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

As of December 31, 2021, there were no transfers in or out of Level 3.

For information on the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to the Portfolio’s most recent semi-annual or annual financial statements.

ADV-QH-001-0100